UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 4, 2009

BLACKWATER MIDSTREAM CORP.
(Exact name of registrant as specified in its charter)

Nevada (State or Other Jurisdiction of Incorporation)	000-51403 (Commission File Number)	26-2590455 (IRS Employer Identification No.)

660 LaBauve Drive Westwego, LA (Address of Principal Executive Offices)		70094 (Zip Code)

(504) 340-3000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On September 4, 2009, Blackwater Midstream Corp. (“the Company”) entered into a  Redemption Agreement (the “Redemption Agreement”) with Safeland Storage, L.L.C., a Louisiana limited liability company (“Safeland”), for the sale of its seven percent (7%) interest in Safeland, represented by 70,000 Class A units of Safeland membership interest for a sale price of $325,000.  Safeland is an unrelated party.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On September 4, 2009, the Company completed the disposition of its seven percent (7%) interest in Safeland, represented by 70,000 Class A units of Safeland membership interest.

The agreed sale price of $325,000 for the Company’s 7% interest in Safeland will require the Company to record an additional equity investment impairment charge of $82,400 in its consolidated financial statements as of September 4, 2009.  Previously, in its Annual Report on form 10-K, the Company recorded an impairment charge of $1,092,600 in its consolidated financial statements as of March 31, 2009, based on an independent third party appraisal.

The forgoing description of the Redemption Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Redemption Agreement, a copy of which is filed herewith as Exhibit 10.1 and is incorporated herein by reference.

Item 8.01 Other Events

In its 14A Proxy statement filed on April 3, 2009, it was indicated that the Company’s annual meeting of shareholders for the fiscal year ending March 31, 2009 was expected to be held in April 2010.  Subsequently, a meeting of shareholders took place on April 22, 2009, which was continued to May 4, 2009, and those issues relating to the fiscal year ending March 31, 2009 were addressed at these meetings.  As a result of these meetings, the April 2010 scheduled meeting is no longer necessary, as it would be superfluous and cause the Company to incur unnecessary cost and expense.  Therefore, the Company will not conduct the previously announced annual shareholders meeting for the fiscal year ending March 31, 2009 on April 10, 2010.  Instead, an annual meeting for the fiscal year ending March 31, 2010 will take place in the first week of September, 2010.  Stockholders should consult future Company 10-Q filings for information relating to deadlines for stockholder proposals to be considered at the September 2010 shareholder meeting.

Item 9.01 Financial Statements and Exhibits.

(d)           Exhibits.

Exhibit No.                      Exhibit Description
10.1                  Redemption Agreement

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: September 4, 2009
BLACKWATER MIDSTREAM CORP. a Nevada corporation

By:	/s/ Donald St. Pierre
Donald St. Pierre
Chief Financial Officer

Exhibit Index

Exhibit No.              Exhibit Description
10.1                  Redemption Agreement